UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:   July 25, 2011
Date of earliest event reported:   July 22, 2011
MCJUNKIN RED MAN HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-153091	20-5956993

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2 Houston Center, 909 Fannin, Suite 3100, Houston, TX 77010

 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:       (877) 294-7574
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On July 22, 2011, McJunkin Red Man Holding Corporation (the “Company”) issued a press release announcing the signing of an asset purchase agreement for the acquisition of the operations and assets of the legacy distribution business of the Valve Systems and Controls business unit of Curtiss-Wright Flow Control Corporation, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release date July 22, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2011	MCJUNKIN RED MAN HOLDING CORPORATION

	By:	/s/ Andrew R. Lane
Andrew R. Lane
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release date July 22, 2011.